UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Golden Arrow Merger Corp.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Golden Arrow Merger Corp.
10 E. 53rd Street, 13th Floor
New York, NY 10022

NOTICE OF SPECIAL MEETING IN LIEU OF THE
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 16, 2022

To the Stockholders of Golden Arrow Merger Corp.:

You are cordially invited to attend the special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of Golden Arrow Merger Corp. (the “Company,” “we,” “us” or “our”) to be held on December 16, 2022 at 10:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•        Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend (the “Charter Amendment”) our amended and restated certificate of incorporation (the “charter”) to extend the date by which we have to consummate a business combination (the “Extension”) for an additional twelve months, from March 19, 2023 to March 19, 2024 or such earlier date as determined by our board of directors (the “Board”) (such later date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”);

•        Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated as of March 16, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Amendment”), to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”); and

•        Proposal No. 3 — The Adjournment Proposal — a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in the accompanying proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. Our initial public offering (“IPO”) prospectus and charter provide that we have until March 19, 2023 to complete a business combination. While we are currently in discussions with respect to business combination opportunities, the Board currently believes that there will not be sufficient time before March 19, 2023 to complete a business combination. Accordingly, our Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate a business combination to the Extended Date so that our stockholders have the opportunity to participate in this investment. In the event that we enter into a definitive agreement for a business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

To exercise your redemption rights, you must tender your shares to our transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We estimate that the per-share pro rata portion of the trust account will be approximately $10.06 at the time of the special meeting, based on the approximate amount of $289.1 million held in the trust account as of September 30, 2022 (not taking into account the removal of interest earned on the funds held in the trust account that may be used by us to pay our taxes payable). The closing price of our common stock on November 25, 2022 was $10.01. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.05 more for each share than if such stockholder sold the shares in the open market. We cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by March 19, 2023, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Adjournment Proposal.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

The Board has fixed the close of business on November 10, 2022 as the date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment, the Trust Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: November 28, 2022

By Order of the Board of Directors,
/s/ Jacob Doft
Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 16, 2022: This notice of meeting, the accompanying proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 are available at https://www.cstproxy.com/goldenarrowspac/2022.

TO EXERCISE YOUR REDEMPTION RIGHTS: (1) IF YOU HOLD SHARES OF CLASS A COMMON STOCK THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON DECEMBER 14, 2022 THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

GOLDEN ARROW MERGER CORP.
10 E. 53rd Street, 13th Floor
New York, NY 10022

SPECIAL MEETING IN LIEU OF
2022 annual meeting OF STOCKHOLDERS
TO BE HELD DECEMBER 16, 2022

PROXY STATEMENT

The special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of Golden Arrow Merger Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on December 16, 2022 at 10:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

This proxy statement is dated November 28, 2022 and is first being mailed to stockholders on or about November 29, 2022. The sole purpose of the special meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend (the “Charter Amendment”) our amended and restated certificate of incorporation (the “charter”) to extend the date by which we have to consummate a business combination (the “Extension”) for an additional twelve months, from March 19, 2023 to March 19, 2024 or such earlier date as determined by our board of directors (the “Board”) (such later date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”);

•        Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated as of March 16, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Amendment”), to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”); and

•        Proposal No. 3 — The Adjournment Proposal — a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

The Charter Amendment and the Trust Amendment Proposal are essential to the implementation of the Board’s plan to extend the date that we have to complete a business combination. The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. The final prospectus for our initial public offering (the “IPO”) and our charter provide that we have until March 19, 2023 to complete an initial business combination. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there will not be sufficient time before March 19, 2023 to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for a business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing the proposed business combination.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust

Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $289.1 million that was in the trust account as of September 30, 2022. In such event, we may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by March 19, 2023, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, our initial stockholders, including Golden Arrow Sponsor, LLC, our sponsor, waived their rights to participate in any liquidation distribution with respect to their shares of Class B common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (1) $10.00 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our Company and, therefore, our sponsor may not be able to satisfy those obligations. We have not asked our sponsor to reserve for such obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses).

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Adjournment Proposal.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by us to complete a business combination on or before the Extended Date. Public stockholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain their redemption rights and their ability to vote on an initial business combination (provided that they are stockholders on the record date for a meeting to consider such business combination) through the Extended Date if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented.

The record date for the special meeting is November 10, 2022. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 28,750,000 outstanding shares of Class A common stock and 7,187,500 shares of Class B common stock, together referred to as our “common stock.” Our warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A.     This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting in lieu of the 2022 annual meeting of stockholders to be held on December 16, 2022 at 10:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company incorporated in Delaware on December 31, 2020. We were formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On March 19, 2021, we consummated our IPO from which we derived gross proceeds of $287.5 million, including proceeds from the exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, March 19, 2023). The Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete such business combination and is submitting this proposal to the stockholders to vote upon.

Q. What is included in these materials?	These materials include: • this proxy statement for the special meeting; • a proxy card; and • our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 annual report”).
Q. What is being voted on?

A.     You are being asked to vote on:

•   a proposal to amend our charter to extend the date by which we have to consummate a business combination from March 19, 2023 to the Extended Date;

•   a proposal to amend the Trust Agreement to provide for the Extension to the Extended Date pursuant to the Charter Amendment; and

•   a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of the Board’s plan to extend the date that we have to complete a business combination. In the event that we enter into a definitive agreement for a business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment Proposal and the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal and Trust Amendment Proposal are approved; and the amount remaining in the trust account may be significantly reduced from the approximately $289.1 million that was in the trust account as of September 30, 2022. In such event, we may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by March 19, 2023, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account.

Q. Will I have an opportunity to vote for directors at the meeting?

A.     Under our charter, holders of our Class B common stock have the exclusive right to elect, remove and replace any director. Our initial stockholders are consequently the only stockholders entitled to elect directors. Our initial stockholders advised that they intend to elect directors to our Board pursuant to an action by written consent on or about the date of the special meeting.

Q. Why are we proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A.     Our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before March 19, 2023. Accordingly, the Trust Agreement provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in our charter. As we explain below, we may not be able to complete a business combination by that date.

While we are currently in discussions with respect to several business combination opportunities, we have not yet executed a definitive agreement for a business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but we do not expect to be able to consummate such a business combination by March 19, 2023.

Because we will not be able to conclude a business combination within the permitted time period, we have determined to seek stockholder approval to extend the date by which we have to complete a business combination.

We believe that given our expenditure of time, effort and money on finding a business combination opportunity, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend our corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A.     The Board believes stockholders should have an opportunity to evaluate an initial business combination with one or more of the targets with which we are in discussions. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which we have to complete a business combination until the Extended Date and to allow for the Election.

The affirmative vote of the holders of at least 65% of all then outstanding shares of common stock is required to effect an amendment to our charter, including any amendment that would extend our corporate existence beyond March 19, 2023, and to effect any amendment to the Trust Agreement. Additionally, our charter requires that all public stockholders have an opportunity to redeem their public shares in the case our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the potential business combinations with the targets we have identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter and IPO prospectus.

Q. How do our insiders intend to vote their shares?

A.     All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Our initial stockholders are not entitled to redeem their founder shares. With respect to shares purchased on the open market by our directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 7,187,500 founder shares, representing approximately 20.0% of our issued and outstanding common stock. Our directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Q. What vote is required to adopt the Charter Amendment Proposal and the Trust Amendment Proposal?	A. Approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding common stock on the record date.
Q. What vote is required to approve the Adjournment Proposal?

A.     The affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on the Adjournment Proposal, if presented, is required to approve such proposal.

Q. What if I don’t want to vote for the Charter Amendment Proposal or the Trust Amendment Proposal?

A.     If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposals. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the trust account?

A.     Other than the extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate a business combination. We have provided that all holders of public shares, including those who vote for the Charter Amendment Proposal and the Trust Amendment Proposal, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for December 16, 2022. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if we do not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the trust account on such date.

Q. What happens if the Charter Amendment and Trust Amendment Proposal are not approved?

A.     If the Charter Amendment and the Trust Amendment Proposal are not approved and we do not consummate a business combination by March 19, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

Q. If the Charter Amendment Proposal and Trust Amendment Proposal are approved, what happens next?

A.     We will continue our efforts to execute a definitive agreement for a business combination with one or more targets.

If we execute such an agreement, we will seek to complete the business combination, which will involve:

•   completing proxy materials;

•   establishing a meeting date and record date for considering a proposed business combination and distributing proxy materials to stockholders;

•   holding a special meeting to consider such proposed business combination; and

•   if approved, consummating such potential initial business combination.

We are seeking approval of the Charter Amendment Proposal and the Trust Amendment Proposal because we will not be able to complete all of the above listed tasks prior to March 19, 2023.

Upon approval by holders of at least 65% of the common stock outstanding as of the record date of the Charter Amendment Proposal and the Trust Amendment Proposal, we will (i) file the Charter Amendment with the Secretary of State of the State of Delaware in the form of Annex A hereto and (ii) enter into the Trust Amendment with Continental Stock Transfer & Trust Company in the form of Annex B hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A common stock and warrants will remain publicly traded.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of our common stock held by our directors and officers through the founder shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by March 19, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination?

A.     Unless you elect to redeem all of your shares, you will be able to vote on any proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in our charter.

Q. How do I change my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902.

Q. How are votes counted?

A.     Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” or “AGAINST” votes, as well as abstentions and broker non-votes. Each of the Charter Amendment Proposal and the Trust Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock. The Adjournment Proposal must be approved by the affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on such proposal.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.     With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Adjournment Proposal.

Q. What is a quorum requirement?

A.     A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A.     Only holders of record of our common stock at the close of business on November 10, 2022, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 35,937,500 shares of common stock, including 28,750,000 shares of Class A common stock, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?

A.     After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?

A.     Our directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal — Interests of Our Directors and Officers.”

Q. What if I object to the Charter Amendment Proposal or the Trust Amendment Proposal? Do I have appraisal rights?

A.     If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal to be approved, you must vote against, abstain from voting or refrain from voting on such proposals. If public stockholders do not make the Election to redeem all of their public shares in connection with the Extension, such holders will retain redemption rights in connection with an initial business combination. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal and the Trust Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we implement the Extension and do not complete an initial business combination by the Extended Date. Our stockholders do not have appraisal rights in connection with the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal under the DGCL.

Q. What happens to our warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A.     If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by March 19, 2023, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q. What happens to our warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?

A.     If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will continue to attempt to execute a definitive agreement for a business combination, and if successful, will attempt to complete such business combination by the Extended Date, and will retain the blank check company restrictions previously applicable to us. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment or the Trust Amendment at any time without any further action by our stockholders.

Q. What do I need to do now?

A.     We urge you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A.     If you are a holder of record of our common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by Internet at https://www.cstproxy.com/goldenarrowspac/2022, 24 hours a day, 7 days a week, until 11:59 a.m., Eastern time, on December 15, 2022 (have your proxy card in hand when you visit the website) or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my public shares?

A.     If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any taxes payable. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may make the Election to redeem all or a portion of their public shares even if they vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address above.

Q. What should I do if I receive more than one set of voting materials?

A.     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who is paying for this proxy solicitation?

A.     We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the special meeting. Morrow Sodali LLC will receive a fee of $32,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.     If you have questions, you may write or call our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: Toll-Free (800) 662-5200 or (203) 658-9400
Email: GAMC.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 annual report”), any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We cannot assure you that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, we cannot assure you that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, we expect to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax.

As described under the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Redemption Rights,” if the deadline for us to complete an initial business combination (currently March 19, 2023) is extended, the public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase that occurs after December 31, 2022 may be subject to the excise tax, including in connection with an initial business combination, certain amendments to our charter (including the proposed Charter Amendment) or otherwise. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with an initial business combination, certain amendments to our charter or otherwise, (ii) the structure of an initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with an initial business combination (or otherwise issued not in connection with such initial business combination but issued within the same taxable year of such initial business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete an initial business combination and in our ability to complete an initial business combination.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, Golden Arrow Sponsor, LLC, is a Delaware limited liability company, and is not controlled by, nor has substantial ties with any non-U.S. person. We do not expect the Company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by March 19, 2023 (or the Extended Date if the Charter Amendment Proposal and Trust Amendment Proposal are approved) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate and whether the Charter Amendment Proposal and Trust Amendment Proposal have been approved, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

On March 30, 2022, the SEC issued proposed rules relating to certain activities of SPACs (the “SPAC Rule Proposals”), relating to, among other things, circumstances in which SPACs could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its IPO (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company. This risk may be increased if we continue to hold the funds in the trust account in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, rather than instructing the trustee to liquidate the securities in the trust account and hold the funds in the trust account in cash.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we are required to liquidate, our stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

If we instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash in order to seek to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act , we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the trust account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of an initial business combination or liquidation of the Company. Following such liquidation of the securities held in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the trust account.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        the ability of the Company to effect the Extension or consummate an initial business combination;

•        the volatility of the market price and liquidity of our securities;

•        unanticipated delays in the distribution of the funds from the trust account;

•        claims by third parties against the trust account;

•        the ability of the Company to finance and consummate a business combination; or

•        changes in SEC rules related to special purpose acquisition companies (“SPACs”).

You should carefully consider these risks, in addition to the risk factors set forth herein, and in our other filings with the SEC, including 2021 annual report, any subsequent Quarterly Report on Form 10-Q and other reports we file with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Our Company

We are a Delaware company incorporated on December 31, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

In January 2021, our sponsor purchased 7,187,500 founder shares for a capital contribution of $25,000. In February 2021, our sponsor transferred 35,000 founder shares to each of our directors. Prior to the initial investment in the company of $25,000 by our sponsor, we had no assets, tangible or intangible. The per-share purchase price of the founder shares was determined by dividing the amount of cash contributed to us by the number of founder shares issued. Up to 937,500 founder shares were subject to forfeiture by our initial stockholders depending on the extent to which the underwriters’ over-allotment option was exercised so that the number of founder shares would remain equal to 20% of our common stock after our IPO. The over-allotment option was exercised in full on May 6, 2021; thus, these shares are no longer subject to forfeiture.

The registration statement on Form S-1 (File No. 333-253465) for our IPO was declared effective by the SEC on March 16, 2021. On March 19, 2021, we consummated our IPO of 25,000,000 units, generating gross proceeds of $250,000,000. Each unit consists of one share of Class A common stock and one-third of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share. Simultaneously with the consummation of our IPO, we consummated the private placement of 4,500,000 private placement warrants to our sponsor at a price of $1.50 per private placement warrant, generating total gross proceeds of $6,750,000.

On May 6, 2021, the underwriters exercised their over-allotment option in full, resulting in our issuance of an additional 3,750,000 units at a public offering price of $10.00 per unit. In addition, we consummated the sale of an additional 500,000 private placement warrants at $1.50 per private placement warrant, generating gross proceeds of $750,000. After giving effect to the exercise and close of the option, an aggregate of 28,750,000 units were issued in the IPO, with aggregate gross proceeds of $287.5 million.

A total of $287.5 million (or $10.00 per unit sold in our IPO) of the net proceeds from our IPO and the private placement was placed in a trust account established for the benefit of our public stockholders (the “trust account”), with Continental Stock Transfer & Trust Company acting as trustee, and has been invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of our initial business combination within the required time period and (ii) the distribution of the trust account, as described below, except that interest earned on the trust account can be released to pay our taxes payable and for dissolution expenses up to $100,000, as applicable. As of September 30, 2022, we had approximately $289.1 million in the trust account.

Our units began trading on March 18, 2021 on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “GAMCU.” Commencing on May 7, 2021, the shares of Class A common stock and warrants comprising the units began separate trading on Nasdaq under the symbols “GAMC” and “GAMCW,” respectively. Those units not separated continue to trade on Nasdaq under the symbol “GAMCU.”

The mailing address of our principal executive office is Golden Arrow Merger Corp., 10 E. 53rd Street, 13th Floor, New York, NY 10022, and our telephone number is (212) 430-2214.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Special Meeting

Date, Time and Place.    The special meeting will be held on December 16, 2022 at 10:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on November 10, 2022, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required.    The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Adjournment Proposal. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and no effect on the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and no effect on the Adjournment Proposal.

At the close of business on the record date, there were 35,937,500 outstanding shares of common stock, including 28,750,000 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal approved, you should vote against such proposals or abstain from voting on such proposals. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for December 16, 2022, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment or abstain.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $32,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement, the 2021 annual report and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

We are proposing to amend our charter to extend the date by which we have to consummate a business combination from March 19, 2023 to the Extended Date.

The Charter Amendment is essential to the implementation of the Board’s plan to allow us more time to complete a business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by March 19, 2023, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

A copy of the proposed amendment to our charter is attached to this proxy statement as Annex A. You are encouraged to read the proposed Charter Amendment in its entirety for a more complete description of its terms.

Reasons for the Proposal

Our IPO prospectus and charter provide that we have until March 19, 2023 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before March 19, 2023 to complete a business combination. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend our corporate existence beyond March 19, 2023, except in connection with, and effective upon consummation of, a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, we have determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond March 19, 2023 to the Extended Date.

We believe that the foregoing charter provisions were included to protect our stockholders from having to sustain their investments for an unreasonably long period, if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the potential business combinations with the targets we have identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, the Extension is consistent with our charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment proposal and the Trust Amendment Proposal are not approved and we have not consummated a business combination by March 19, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account.

If the Charter Amendment proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before March 19, 2023, the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. We will remain a reporting company under the Exchange Act and our units, Class A common stock and warrants will remain publicly traded. We will then continue to work to complete a business combination by the Extended Date. Notwithstanding stockholder approval of the Charter Amendment proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and we do not file such amendment to our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and our net asset value. We cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $289.1 million that was in the trust account as of September 30, 2022.

Redemption Rights

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any taxes payable. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON DECEMBER 14, 2022 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC
(DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE
THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may make the Election to redeem all or a portion of their public shares even if they vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of September 30, 2022, this would amount to approximately $10.06 per share (not taking into account the removal of interest earned on the funds held in the trust account that may be used by us to pay our taxes payable). The closing price of our common stock on November 25, 2022 was $10.01. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.05 more for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (1) $10.00 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our Company and, therefore, our sponsor may not be able to satisfy those obligations. We have not asked our sponsor to reserve for such obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses).

In the event that the proceeds in the trust account are reduced below $10.00 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment proposal requires the affirmative vote of holders of at least 65% of our common stock outstanding on the record date. If the Charter Amendment Proposal is not approved and we are unable to complete a business combination on or before March 19, 2023, we will be required by our charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment. On the record date, our directors and executive officers and their affiliates beneficially owned and were entitled to vote 7,187,500 shares of common stock representing approximately 20.0% of our issued and outstanding common stock.

Interests of Our Sponsor, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Charter Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate a business combination by March 19, 2023 as contemplated by our IPO prospectus and in accordance with our charter, the 7,187,500 shares of common stock held by our officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 5,000,000 warrants that were acquired simultaneously with the IPO and over-allotment exercise by our sponsor for a purchase price of $7,500,000, which will expire;

•        In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•        All rights specified in our charter relating to the right of officers and directors to be indemnified by the Company will continue after a business combination. If the business combination is not approved and the Company liquidates, it will not be able to perform its obligations to its officers and directors under those provisions;

•        None of our executive officers or directors has received any cash compensation for services rendered to us. All of the current members of our board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•        Our sponsor has loaned to us an aggregate of $1,100,000, which was evidenced by unsecured promissory notes, $900,000 of which is payable without interest upon consummation of a business combination. In the event that we do not complete an initial business combination, we may use a portion of the working capital held outside the trust account to repay such loaned amount but no proceeds from the trust account may be used for such repayment. Accordingly, we will most likely be unable to repay the loan if a business combination is not completed.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal. The Board expresses no opinion as to whether you should make the Election to redeem your public shares.

We are a Delaware company incorporated on December 31, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On March 19, 2021, we consummated our IPO of 25,000,000 units, generating gross proceeds of $250,000,000. On May 6, 2021, the underwriters exercised their over-allotment option in full, resulting in our issuance of an additional 3,750,000 units at a public offering price of $10.00 per unit. Each unit consists of one share of Class A common stock and one-third of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share. Simultaneously with the consummation of our IPO, we consummated the private placement of 4,500,000 private placement warrants to our sponsor at a price of $1.50 per private placement warrant, generating total gross proceeds of $6,750,000. In addition, we consummated the sale of an additional 500,000 private placement warrants at $1.50 per private placement warrant, generating gross proceeds of $750,000. After giving effect to the exercise and close of the option, an aggregate of 28,750,000 units were issued in the IPO, with aggregate gross proceeds of $287.5 million.

Our IPO prospectus and charter provide that we have until March 19, 2023 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, our Board currently believes that there will not be sufficient time before March 19, 2023 to complete a business combination. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend our corporate existence beyond March 19, 2023, except in connection with, and effective upon consummation of, a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, we have determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond March 19, 2023 to the Extended Date.

We are not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least 65% of all then outstanding shares of common stock is required to effect an amendment to our charter that would extend our corporate existence beyond March 19, 2023, except in connection with, and effective upon consummation of, a business combination. Additionally, our charter requires that all public stockholders have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. We believe that these charter provisions were included to protect our stockholders from having to sustain their investments for an unreasonably long period, if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the potential business combinations with the targets we have identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, the Extension is consistent with our charter and IPO prospectus.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” THE CHARTER AMENDMENT PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

We are proposing to amend the Trust Agreement, in the form set forth as Annex B to this proxy statement, to provide for the Extension to the Extended Date pursuant to the Charter Amendment. All stockholders are encouraged to read the proposed Trust Amendment in its entirety for a more complete description of its terms.

Reasons for the Proposal

The purpose of the Trust Amendment is to provide for the Extension to the Extended Date pursuant to the Charter Amendment. For the reasons discussed under “Proposal No. 1 — The Charter Amendment Proposal”, the Board currently believes that there will not be sufficient time before March 19, 2023 to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal.

If the Trust Amendment Proposal Is Not Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by March 19, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by March 19, 2023. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Board determines to implement the Extension, we will file the Charter Amendment with the Secretary of State of the State of Delaware and enter into the Trust Amendment with Continental Stock Transfer & Trust Company. We will remain a reporting company under the Exchange Act, and our units, Class A common stock and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by March 19, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting. Abstentions, broker non-votes or failure to vote will have the effect of a vote against the Trust Amendment Proposal. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Trust Amendment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 7,187,500 founder shares, representing 20.0% of our issued and outstanding shares of common stock.

Our initial stockholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of the founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of Our Sponsor, Directors and Officers.”

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Recommendation of the Board

The Board UNANIMOUSLY recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Adjournment Proposal is not approved by our stockholders, the chairman of the special meeting will not exercise his or her ability to adjourn the special meeting to a later date (which he or she would otherwise have under the charter) in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Required Vote

The Adjournment Proposal, if presented, must be approved by the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person or by proxy at the special meeting.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Adjournment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 7,187,500 founder shares, representing 20.0% of our issued and outstanding shares of common stock.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of November 10, 2022, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the sponsor’s private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

We have based our calculation of the percentage of beneficial ownership on 35,937,500 shares of common stock outstanding on November 10, 2022.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock(3)
Golden Arrow Sponsor, LLC(4)	7,047,500	19.6%
Timothy Babich(4)	7,047,500	19.6%
Jacob Doft(4)	7,047,500	19.6%
Lance Hirt(4)	7,047,500	19.6%
Andrew Rechtschaffen(4)	7,047,500	19.6%
Brett Barth	35,000	*
Lloyd Dean	35,000	*
Jack Hidary	35,000	*
Steven Klosk	35,000	*
All executive officers and directors as a group (8 individuals)	7,187,500	20.0%
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(5)	Approximate Percentage of Outstanding Class A Common Stock(6)
Fir Tree Capital Management LP(7)	2,100,822	7.3%
Magnetar Financial LLC(8)	2,005,500	7.0%
The Goldman Sachs Group, Inc.(9)	1,532,549	5.3%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Golden Arrow Merger Corp., 10 E. 53rd Street, 13th Floor, New York, NY 10022.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B common stock. Shares of Class B common stock will automatically convert into shares of Class A common stock at the time of our initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment.

(3)      Based on 35,937,500 shares of common stock outstanding at November 10, 2022, of which 28,750,000 were Class A common stock and 7,187,500 were Class B common stock.

(4)      Golden Arrow Sponsor, LLC, our sponsor, is the record holder of the shares of Class B common stock reported herein. According to a Schedule 13G filed on February 14, 2022, our sponsor is controlled by Messrs. Babich, Doft, Hirt and Rechtschaffen. Accordingly, Messrs. Babich, Doft, Hirt and Rechtschaffen share voting and dispositive power over the shares of Class B common stock held by our sponsor and may be deemed to beneficially own such shares.

(5)      Interests shown consist solely of Class A common stock.

(6)      Based on 28,750,000 shares of Class A common stock outstanding at November 10, 2022.

(7)      According to a Schedule 13G filed with the SEC on February 14, 2022 by Fir Tree Capital Management LP, an investment adviser. The business address of Fir Tree Capital Management LP is 55 West 46th Street, 29th Floor, New York, NY 10036.

(8)      According to a Schedule 13G filed with the SEC on January 14, 2022 by Magnetar Financial LLC, relating to the shares held for the Magnetar Funds (as defined therein). Magnetar Financial LLC serves as the investment adviser to the Magnetar Funds. Magnetar Capital Partners LP serves as the sole member and parent holding company of Magnetar Financial LLC. Supernova Management LLC is the general partner of Magnetar Capital Partners LP. The manager of Supernova Management is Alec N. Litowitz. Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and Mr. Litowitz each share voting and investment power over the shares. The business address of each of the foregoing persons is 1603 Orrington Avenue, 13th Floor, Evanston, IL 60201.

(9)      According to a Schedule 13G filed with the SEC on February 1, 2022 by The Goldman Sachs Group, Inc., an investment adviser, and Goldman Sachs & Co. LLC. The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC. share voting and investment power over the shares. The business address of each of The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC is 200 West Street, New York, NY 10282.

STOCKHOLDER PROPOSALS

If the Charter Amendment is approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, our proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford CT, 06902, telephone number: (800) 662-5200, email: GAMC.info@investor.morrowsodali.com; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports, including our 2021 annual report, and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Golden Arrow Merger Corp., 10 E. 53rd Street, 13th Floor, New York, NY 10022, Attention: Timothy Babich, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than December 9, 2022.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GOLDEN ARROW MERGER CORP.

[•], 2022

Golden Arrow Merger Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Golden Arrow Merger Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 31, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on March 16, 2021;

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Sections 9.1(b), 9.2(a), 9.2(d), 9.2(e), 9.2(f) and 9.7 are hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2021, as amended (the “Registration Statement”), was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by March 19, 2024 or such earlier date as determined by the Board (such later date, the “Termination Date”), subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate that (A) would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the Termination Date or (B) with respect to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

9.2(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

Annex A-1

(d) In the event that the Corporation has not completed an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

(f) [RESERVED].

9.7 If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation does not complete an initial Business Combination by the Termination Date or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of the then outstanding Offering Shares.

IN WITNESS WHEREOF, Golden Arrow Merger Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

GOLDEN ARROW MERGER CORP.
By:
	Name:	Timothy Babich
	Title:	Chief Executive Officer

Annex A-2

ANNEX B

PROPOSED AMENDMENT TO
INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made effective as of [•], 2022, by and between Golden Arrow Merger Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of March 16, 2021 (the “Trust Agreement”), by and between the parties hereto. Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

WHEREAS, a total of $287,500,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to commence liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) upon the date which is the later of (i) 24 months after the closing of the Offering and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation (the “Charter”) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached to the Trust Agreement as Exhibit B and the Property in the Trust Account shall be distributed to the Public Stockholders of record as of such date;

WHEREAS, Section 6(d) of the Trust Agreement provides that the Trust Agreement may only be changed, amended or modified if the Trustee has received a certificate (the “Certificate”) from the inspector of elections of the stockholder meeting certifying that the Company’s stockholders of record as of a record date established in accordance with Section 213(a) of the DGCL (or any successor rule) who hold sixty-five percent (65%) or more of all then outstanding shares of the Common Stock and Class B common stock, par value $0.0001 per share, of the Company voting together as a single class, have voted in favor of such change, amendment or modification (the “Consent of the Stockholders”);

WHEREAS, at a special meeting of stockholders held on or prior to the date hereof (the “Special Meeting”), the Company obtained the Consent of the Stockholders to approve this Amendment and has subsequently caused the Certificate to be delivered to the Trustee;

WHEREAS, at the Special Meeting, the stockholders of the Company also voted to approve an amendment to the Charter in accordance with the terms of the Charter (as amended and as may be further amended from time to time, the “Amended Charter”); and

WHEREAS, each of the Company and Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Amendments to the Trust Agreement.

(a)     Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Vice President, Secretary or Chairperson of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and

Annex B-1

complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the Termination Date (as defined in the Company’s Charter, as amended) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date; provided, however, that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable;”

(b)    Exhibit B of the Trust Agreement is hereby amended and restated in its entirety as set forth in Exhibit B to this Amendment.

2.      References.

(a)     All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the effective date of the Trust Agreement (as amended hereby) and terms of similar import shall in all instances continue to refer to March 16, 2021.

(b)    All references to the “amended and restated certificate of incorporation” in the Trust Agreement and terms of similar import shall mean the Amended Charter.

3.      Miscellaneous Provisions.

3.1.   Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

3.2.   Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3.   Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.4.   Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5.   Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6    Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page Follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:
Title:
GOLDEN ARROW MERGER CORP.
By:
Name:	Timothy Babich
Title:	Chief Executive Officer

Annex B-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail GOLDEN ARROW MERGER CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 15, 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. FOR AGAINST ABSTAIN Proposal 1 — The Charter Amendment Proposal To amend (the “Charter Amendment”) the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional twelve months, from March 19, 2023 to March 19, 2024 or such earlier date as determined by the Company’s board of directors (such later date, the “Extended Date”). FOR AGAINST ABSTAIN Proposal 2 — The Trust Amendment Proposal To amend the Investment Management Trust Agreement, dated as of March 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, to provide for the Extension to the Extended Date pursuant to the Charter Amendment. FOR AGAINST ABSTAIN Proposal 3 — The Adjournment Proposal FOR AGAINST ABSTAIN To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal. CONTROL NUMBER Signature Signature, if held jointly Date , 2022 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 16, 2022: This notice of meeting, the accompanying proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2021 are available at https://www.cstproxy.com/goldenarrowspac/2022. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED GOLDEN ARROW MERGER CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2022 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 28, 2022, in connection with the Special Meeting to be held on December 16, 2022 at 10:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 and hereby appoints Timothy Babich and Andrew Rechtschaffen and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Golden Arrow Merger Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed, on reverse side)